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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report March 7, 2006
                         WESTERN POWER & EQUIPMENT CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-26230                 91-1688446
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                  6407-B N.E. 117th Avenue, Vancouver, WA 98662
          (Address of principal executive offices, including zip code)


                                 (360) 253-2346
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR  240.13e-4(c))
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FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the mining industry, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by Western Power & Equipment Corp. (the "Company"). All readers are encouraged to review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 2.01 below. The Company entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"), a form of which is attached hereto as Exhibit 10.1, with Mid-Mountain Machinery Inc. on March 1, 2006 for an aggregate purchase price of $2,844,006.00.

Prior to the entry into the Asset Purchase Agreement (as defined below), there was no material relationship between the Company and the purchaser (the "Purchaser") under Asset Purchase Agreement. The identity of the Purchaser and the dollar amount of its purchase of the assets is set forth below:


ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Pursuant to the terms of the Asset Purchase Agreement, the Company sold Assets of the Company, described in details in the Asset Purchase Agreement, to Mid-Mountain Machinery Inc. on March 1, 2006 (the "Closing Date").

The Company will use one hundred percent (100 %) of the loan proceeds to partially prepay its credit facility from several institutional lenders (the "Debenture Purchasers") under the terms of a Waiver and Loan Prepayment Agreement, entered into with each such lender, a form of which is attached hereto as Exhibit 10.2.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibits

10.1   Asset Purchase Agreement

10.2   Waiver and Loan Prepayment Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 7, 2006

                                        WESTERN POWER & EQUIPMENT CORP.

                                        By: /s/ Mark J. Wright
                                            ----------------------
                                        Name:  Mark J. Wright
                                        Title: Chief Financial Officer